UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2002
(Date of Report)

ALASKA AIR GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission file number 1-8957

Delaware (State or other jurisdiction of incorporation or organization)	91-1292054 (I.R.S. Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington 98188
(Address of principal executive offices)
(206) 431-7040
(Registrant’s telephone number)

ITEM 7. Exhibits

Exhibit 99.1 Statement Under Oath of Chief Executive Officer pursuant to SEC Order 4-460

Exhibit 99.2 Statement Under Oath of Chief Financial Officer pursuant to SEC Order 4-460

ITEM 9.
Statements Under Oath

On August 13, 2002, the Chief Executive Officer and Chief Financial Officer of Alaska Air Group executed the sworn statements required by SEC Order 4-460. These sworn statements are included as exhibits to this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.

Registrant

Date: August 19, 2002

/s/ Bradley D. Tilden

Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

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